SEGMENT INFORMATION
                                TECHNE CORPORATION AND SUBISIDARIES
                             (in thousands of $'s, except per share data)

                                                                          Increase (Decrease)
                                  Fiscal 2007                               From Fiscal 2006
                     ------------------------------------------   ----------------------------------
                      First    Second   Third           Percent    First   Second    Third
                     Quarter  Quarter  Quarter    YTD   Of Sales  Quarter  Quarter  Quarter    YTD
                     -------  -------  -------  ------- --------  -------  -------  -------  -------
Sales                 52,351   52,509   60,197  165,057   100%      4,642    4,480    5,384   14,506
Cost of sales         11,237   10,714   12,019   33,970    21%        141       19      (86)      74
                     -------  -------  -------  ------- --------  -------  -------  -------  -------
Gross margin          41,114   41,795   48,178  131,087    79%      4,501    4,461    5,470   14,432

Gross margin
  percentage            78.5%    79.6%    80.0%    79.4%

SG&A expense           7,067    8,830    7,229   23,126    14%        613      850      328    1,791
R&D expense            4,855    5,044    5,169   15,068     9%        138      470      408    1,016
Amortization expense     403      404      403    1,210     1%        (89)     (88)     (89)    (266)
Interest expense         268      815        0    1,083     1%         45      577     (245)     377
Interest income       (1,676)  (1,956)  (2,237)  (5,869)   (4%)      (702)    (826)  (1,155)  (2,683)
Other non-
 operating ex., net      485      428      767    1,680     1%        274      147      538      959
                     -------  -------  -------  ------- --------  -------  -------  -------  -------
                      11,402   13,565   11,331   36,298    22%        279    1,130     (215)   1,194
                     -------  -------  -------  ------- --------  -------  -------  -------  -------
Earnings before
 income taxes         29,712   28,230   36,847   94,789    57%      4,222    3,331    5,685   13,238
Income taxes          10,081    9,567   12,954   32,602    20%      1,592    1,182    2,139    4,913
                     -------  -------  -------  ------- --------  -------  -------  -------  -------
                      19,631   18,663   23,893   62,187    37%      2,630    2,149    3,546    8,325
                     =======  =======  =======  ======= ========  =======  =======  =======  =======

Diluted earnings
 per share               .50      .47      .60     1.57

Weighted average
 diluted shares
 outstanding          39,469   39,511   39,543   39,498


                                       BIOTECHNOLOGY  (1)
                                     (in thousands of $'s)

                                                                          Increase (Decrease)
                                  Fiscal 2007                               From Fiscal 2006
                     ------------------------------------------   ----------------------------------
                      First    Second   Third           Percent    First   Second    Third
                     Quarter  Quarter  Quarter    YTD   Of Sales  Quarter  Quarter  Quarter    YTD
                     -------  -------  -------  ------- --------  -------  -------  -------  -------
Sales                 41,621   40,073   46,202  127,896   100%      4,022    2,376    3,189    9,587
Intersegment sales    (5,699)  (6,647)  (7,072) (19,418)             (400)     (92)    (676)  (1,168)
                     -------  -------  -------  -------           -------  -------  -------  -------
                      35,922   33,426   39,130  108,478             3,622    2,284    2,513    8,419

Cost of sales          8,482    7,683    9,041   25,206    20%         12     (464)     (84)    (536)
Intersegment sales    (5,524)  (6,435)  (7,147) (19,106)             (201)    (295)    (669)  (1,165)
                     -------  -------  -------  -------           -------  -------  -------  -------
                       2,958    1,248    1,894    6,100              (189)    (759)    (753)  (1,701)

Gross margin          32,964   32,178   37,236  102,378    80%      3,811    3,043    3,266   10,120

Gross margin
 percentage             79.6%    80.8%    80.4%    80.3%

SG&A expense           4,013    4,664    4,166   12,843    10%        374      470      (33)     811
R&D expense            4,675    4,854    4,971   14,500    11%        143      450      378      971
Amortization expense     403      404      403    1,210     2%        (89)     (88)     (89)    (266)
Interest, net           (595)    (722)    (841)  (2,158)   (2%)      (327)    (349)    (556)  (1,232)
                     -------  -------  -------  -------           -------  -------  -------  -------
                       8,496    9,200    8,699   26,395    21%        101      483     (300)     284
                     -------  -------  -------  -------           -------  -------  -------  -------
Pretax result         24,468   22,978   28,537   75,983    59%      3,710    2,560    3,566    9,836
                     =======  =======  =======  =======  =======  =======  =======  =======  =======


(1)	Includes R&D Systems' Biotechnology Division,
Fortron Bio Science, Inc., and BiosPacific, Inc.


                                         R&D SYSTEMS EUROPE
                                   (in thousands of British pounds)

                                                                          Increase (Decrease)
                                  Fiscal 2007                               From Fiscal 2006
                     ------------------------------------------   ----------------------------------
                      First    Second   Third           Percent    First   Second    Third
                     Quarter  Quarter  Quarter    YTD   Of Sales  Quarter  Quarter  Quarter    YTD
                     -------  -------  -------  ------- --------  -------  -------  -------  -------
Sales                  6,870    7,851    8,854   23,575    100%       180      322      598    1,100
Cost of sales          3,285    3,766    4,091   11,142     47%        (7)       1     (100)    (106)
                     -------  -------  -------  ------- --------  -------  -------  -------  -------
Gross margin           3,585    4,085    4,763   12,433     53%       187      321      698    1,206

Gross margin
 percentage             52.2%    52.0%    53.8%    52.7%

SG&A expense           1,074    1,236    1,075    3,385     14%        70       51        5      126
Interest income         (410)    (480)    (542)  (1,432)    (6%)      (84)    (151)    (200)    (435)
Exchange loss/(gain)      78      (64)      22       36     --         63      (90)      71       44
                     -------  -------  -------  ------- --------  -------  -------  -------  -------
                         742      692      555    1,989      8%        49     (190)    (124)    (265)
                     -------  -------  -------  ------- --------  -------  -------  -------  -------
Pretax result          2,843    3,393    4,208   10,444     45%       138      511      822    1,471
                     =======  =======  =======  ======= ========  =======  =======  =======  =======


                                    R&D SYSTEMS EUROPE
                                   (in thousands of $'s)


                                                                          Increase (Decrease)
                                  Fiscal 2007                               From Fiscal 2006
                     ------------------------------------------   ----------------------------------
                      First    Second   Third           Percent    First   Second    Third
                     Quarter  Quarter  Quarter    YTD   Of Sales  Quarter  Quarter  Quarter    YTD
                     -------  -------  -------  ------- --------  -------  -------  -------  -------
Sales                 12,927   15,257   17,403   45,587    100%     1,052    2,151    2,907    6,110
Cost of sales          6,181    7,319    8,040   21,540     47%       337      765      682    1,784
                     -------  -------  -------  ------- --------  -------  -------  -------  -------
Gross margin           6,746    7,938    9,363   24,047     53%       715    1,386    2,225    4,326

Gross margin
 percentage             52.2%    52.0%    53.8%    52.7%

SG&A expense           2,020    2,405    2,112    6,537     14%       238      346      233      817
Interest income         (771)    (933)  (1,067)  (2,771)    (6%)     (192)    (361)    (467)  (1,020)
Exchange loss            147     (126)      42       63     --        119     (172)     129       76
                     -------  -------  -------  ------- --------  -------  -------  -------  -------
                       1,396    1,346    1,087    3,829      8%       165     (187)    (105)    (127)
                     -------  -------  -------  ------- --------  -------  -------  -------  -------
Pretax result          5,350    6,592    8,276   20,218     45%       550    1,573    2,330    4,453
                     =======  =======  =======  ======= ========  =======  =======  =======  =======


                                         HEMATOLOGY
                                     (in thousands of $'s)


                                                                          Increase (Decrease)
                                  Fiscal 2007                               From Fiscal 2006
                     ------------------------------------------   ----------------------------------
                      First    Second   Third           Percent    First   Second    Third
                     Quarter  Quarter  Quarter    YTD   Of Sales  Quarter  Quarter  Quarter    YTD
                     -------  -------  -------  ------- --------  -------  -------  -------  -------
Sales                  3,502    3,826    3,664   10,992    100%       (32)      45      (36)     (23)
Cost of sales          2,098    2,147    2,085    6,330     58%        (7)      13      (15)      (9)
                     -------  -------  -------  ------- --------  -------  -------  -------  -------
Gross margin           1,404    1,679    1,579    4,662     42%       (25)      32      (21)     (14)

Gross margin
 percentage             40.1%    43.9%    43.1%    42.4%

SG&A expense             398      439      431    1,268     12%        14       15      (10)      19
R&D expense              180      190      198      568      5%        (5)      20       30       45
Interest, net            (81)     (95)    (111)    (287)    (3%)      (44)     (45)     (71)    (160)
                     -------  -------  -------  ------- --------  -------  -------  -------  -------
                         497      534      518    1,549     14%       (35)     (10)     (51)     (96)
                     -------  -------  -------  ------- --------  -------  -------  -------  -------
Pretax result            907    1,145    1,061    3,113     28%        10       42       30       82
                     =======  =======  =======  ======= ========  =======  =======  =======  =======



                                          CORPORATE AND OTHER (2)
                                            (in thousands of $'s)

                                                                          Increase (Decrease)
                                  Fiscal 2007                               From Fiscal 2006
                     -----------------------------------   ----------------------------------
                      First    Second   Third               First   Second    Third
                     Quarter  Quarter  Quarter    YTD      Quarter  Quarter  Quarter    YTD
                     -------  -------  -------  -------    -------  -------  -------  -------
Interest income          229      206      218      653        139       71       61      271
Rental income            299      241       55      595        (43)     (96)    (232)    (371)
                     -------  -------  -------  -------    -------  -------  -------  -------
                         528      447      273    1,248         96      (25)    (171)    (100)

SG&A expense             636    1,322      520    2,478        (13)      19      138      144
Interest expense         268      815        0    1,083         45      577     (245)     377
Other-Building
 expenses                510      549      519    1,578         67       59       (1)     125
Other-Hemerus losses     127      123      119      369         45       41       36      122
Other-Nephromics
losses                    --      123      142      265         --      123      142      265
                     -------  -------  -------  -------    -------  -------  -------  -------
                       1,541    2,932    1,300    5,773        144      819       70    1,033
                     -------  -------  -------  -------    -------  -------  -------  -------
Pretax result         (1,013)  (2,485)  (1,027)  (4,525)       (48)    (844)    (241)  (1,133)
                     =======  =======  =======  =======    =======  =======  =======  =======



(2) Unallocated corporate expenses and Techne's share of losses by Hemerus Medical, LLC and Nephromics, LLC.